American International Group, Inc. Investor Presentation Second Quarter 2015 August 24, 2015 Exhibit 99.1

Cautionary Statement Regarding
Forward Looking Information
This
document
and
the
remarks
made
within
this
presentation
may
include,
and
officers
and
representatives
of
American
International
Group,
Inc.
(AIG)
may
from
time
to
time
make,
projections,
goals,
assumptions
and
statements
that
may
constitute
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
projections,
goals,
assumptions
and
statements
are
not
historical
facts
but
instead
represent
only
AIG’s
belief
regarding
future
events,
many
of
which,
by
their
nature,
are
inherently
uncertain
and
outside
AIG’s
control.
These
projections,
goals,
assumptions
and
statements
include
statements
preceded
by,
followed
by
or
including
words
such
as
“believe,”
“anticipate,”
“expect,”
“intend,”
“plan,”
“view,”
“target”
or
“estimate.”
It
is
possible
that
AIG’s
actual
results
and
financial
condition
will
differ,
possibly
materially,
from
the
results
and
financial
condition
indicated
in
these
projections,
goals,
assumptions
and
statements.
Factors
that
could
cause
AIG’s
actual
results
to
differ,
possibly
materially,
from
those
in
the
specific
projections,
goals,
assumptions
and
statements
include:
changes
in
market
conditions;
the
occurrence
of
catastrophic
events,
both
natural
and
man-made;
significant
legal
proceedings;
the
timing
and
applicable
requirements
of
any
new
regulatory
framework
to
which
AIG
is
subject
as
a
nonbank
systemically
important
financial
institution
and
as
a
global
systemically
important
insurer;
concentrations
in
AIG’s
investment
portfolios;
actions
by
credit
rating
agencies;
judgments
concerning
casualty
insurance
underwriting
and
insurance
liabilities;
judgments
concerning
the
recognition
of
deferred
tax
assets;
and
such
other
factors
discussed
in
Part
I,
Item
2.
Management’s
Discussion
and
Analysis
of
Financial
Condition
and
Results
of
Operations
(MD&A)
in
AIG’s
Quarterly
Report
on
Form
10-Q
for
the
quarterly
period
ended
June
30,
2015,
Part
I,
Item
2.
MD&A
in
AIG’s
Quarterly
Report
on
Form
10-Q
for
the
quarterly
period
ended
March
31,
2015
and
Part
I,
Item
1A.
Risk
Factors
and
Part
II,
Item
7.
MD&A
in
AIG’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014.
AIG
is
not
under
any
obligation
(and
expressly
disclaims
any
obligation)
to
update
or
alter
any
projections,
goals,
assumptions
or
other
statements,
whether
written
or
oral,
that
may
be
made
from
time
to
time,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
This
document
and
the
remarks
made
orally
may
also
contain
certain
non-GAAP
financial
measures.
The
reconciliation
of
such
measures
to
the
most
comparable
GAAP
measures
in
accordance
with
Regulation
G
is
included
in
the
Second
Quarter
2015
Financial
Supplement
available
in
the
Investor
Information
section
of
AIG's
corporate
website,
www.aig.com,
as
well
as
in
the
Appendix
to
this
presentation.
Note:
Information
included
in
the
presentation
is
as
of
June
30,
2015,
unless
otherwise
indicated.

3
AIG Today
A Truly Global Insurance Company Balancing Growth, Profitability, and Risk
Substantial
Franchise Value
AIG is the largest global insurer based on
shareholders’ equity, serving customers in over 100
countries and jurisdictions
Approximately 90 million clients, including 89% of the
Global Fortune 500 companies
Value-Based
Metrics
Economic risk selection based on risk adjusted
profitability, value of new business, and lifetime
customer value
Repurchased $23.2 billion in stock from 2012 through
July 2015
Balance Sheet
Quality and
Strength
Over $104 billion in shareholders’ equity
AIG Parent liquidity of $13.6 billion
Debt-to-capital ratio of 16.3%

Total Operating Revenue of $30.2 Billion for 1H15
Note: Percentages computed based on total AIG operating revenues.
1)
Includes results of AIG Parent, Runoff insurance lines, AIG Life Holdings (a non-operating holding company) and consolidation, eliminations and other adjustments.
AIG –
A Diverse Customer-Focused Operating Platform
Retirement
16%
Life
11%
Personal Insurance
19%
Commercial Insurance
1H15 Operating Revenue
$14.5 Billion, 48%
Consumer Insurance
1H15 Operating Revenue
$13.8 Billion, 46%
Corporate
and
Other
1
1H15 Operating Revenue
$1.9 Billion, 6%
Property Casualty
40%
Mortgage Guaranty
2%
Institutional Markets
6%
AIG Today

Driven by Strong Values and Measurable Financial Goals
3
Financial Targets Drive Performance
Objective
Annual Target Through 2017
Growing Intrinsic Value
10+%
Growth
in
Book
Value
Per
Share
ex.
AOCI
and
DTA
1
Improving Capital Efficiency
~50+ bps Increase in Normalized ROE, ex. AOCI and DTA
Sustainable Operating Efficiency Gains
3–5%
Reduction
in
Net
Expenses
2
1)
Book Value Per Share (BVPS) excluding Accumulated Other Comprehensive Income (AOCI) and deferred tax assets (DTA).
2)
General operating expenses, operating basis (see non-GAAP measures in appendix).
Honor Commitments to Clients
Responsible Stewardship of Shareholder Value
2
Goals Guide AIG

Book Value Per Share (Ex. AOCI & DTA) CAGR = 14%

AIG

Emphasis on Intrinsic Value Per Share and Capital Value
Drives Returns
$39.57
$45.30
$52.12
$58.23
$62.22
$10.54
$12.57
$12.16
$11.75
$11.69
$3.42
$8.51
$4.34
$7.71
$5.83
$53.53
$66.38
$68.62
$77.69
$79.74
Dec. 31, 2011
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
June 30, 2015
BVPS, Ex. AOCI & DTA
DTA
AOCI
Managing capital wisely
Enhancing our operating model to efficiently deploy our human and technology resources, and investing in our infrastructure to ensure AIG’s market leadership in a world of constant technological and market innovation.
Completed $4.9 billion in share repurchases in 2014 and $4.7 billion in 2015 through July 31.
Strengthened financial flexibility of AIG Parent with insurance company distributions of $10.4 billion in 2014 and $5.7 billion in the first half of 2015 (see slide 12).
Reduced overall debt by $10.5 billion in 2014.

Normalized ROE, Ex. AOCI & DTA*
1H15
2Q15
($ in Millions)
Pre-tax
After-tax
ROE
Pre-tax
After-tax
ROE
As reported
$5,395
$3,584
8.8%
$2,868
$1,893
9.3%
Adjustments to arrive at Normalized ROE, ex. AOCI & DTA:
Catastrophe losses below expectations
(153)
(99)
(0.2%)
(39)
(25)
(0.1%)
Better than expected alternative returns
(320)
(208)
(0.5%)
(179)
(116)
(0.6%)
Better than expected DIB & GCM returns
(372)
(242)
(0.6%)
(312)
(203)
(1.0%)
Fair value changes on PICC investments
(278)
(181)
(0.4%)
(224)
(146)
(0.7%)
Net reserve discount charge
(235)
(153)
(0.4%)
(400)
(260)
(1.3%)
Unfavorable prior year loss reserve development
365
237
0.6%
329
214
1.1%
Normalized ROE, ex. AOCI & DTA
$4,402
$2,938
7.3%
$2,043
$1,357
6.7%

* Normalizing adjustments are tax effected using a 35% tax rate and computed based on average shareholders’ equity, excluding
AOCI and DTA, for the respective period.

Targeting 3-5% of Annual Reduction Through 2017
General Operating Expenses
Note: General operating expenses, operating basis (see non-GAAP measures in appendix).
General operating expenses, operating basis, declined 3.6% in 2Q15 and 3.5% in 1H15, compared to the corresponding periods in 2014.
We
manage
our
expenses
on
a
gross
basis
–
before
allocation
to
loss
adjustment
expenses,
other
acquisition
expenses
and
investment
and
other
expenses
–
as
it
provides
a
more
meaningful
indication
of
our
fixed
operating
costs.
$2,071
$2,238
$2,206
$2,206
$1,972
$2,117
$4,309
$4,089
$376
$368
$355
$365
$369
$378
$744
$747
$407
$418
$408
$434
$423
$428
$825
$851
$25
$28
$24
$11
$20
$19
$53
$39
$2,879
$3,052
$2,993
$3,016
$2,784
$2,942
$5,931
$5,726
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
1H14
1H15
General operating expenses
Other acquisition expenses
Loss adjustment expenses
Investment and other expenses
General Operating Expenses, Operating Basis ($ in Millions)

Operating revenues				
Pre				
Total Pre				
After				
After				
ROE				

AIG

Note: Refer to Appendix included herein for Non-GAAP reconciliations.
AIG Consolidated Operating Financial Highlights
Full Year
First
Half
($ in Millions, Except per Share Amounts)
2012
2013
2014
2015
$65,379
$61,524
$61,001
$30,225
-tax operating income:
Commercial Insurance
2,215
4,980
5,510
2,962
Consumer Insurance
3,736
4,564
4,474
1,968
Total Insurance Operations
5,951
9,544
9,984
4,930
Corporate and Other
3,987
(154)
(410)
465
-tax operating income
$9,938
$9,390
$9,574
$5,395
-tax operating income attributable to AIG
$6,542
$6,650
$6,630
$3,584
-tax
operating
income
attributable
to
AIG
per
common
share
-
diluted
$3.88
$4.49
$4.58
$2.60
–
After-tax
operating
income
–
ex.
AOCI
&
DTA
9.0%
9.3%
8.4%
8.8%

Note: Refer to Appendix included herein for Non-GAAP reconciliations.
1)
Represents Life Insurance Companies’ future policy benefits and policyholder contract deposits, and excludes separate accounts.
2)
Does not reflect issuances and repurchases of Parent debt during July 2015.
3)
Represents U.S. tax attributes related to net operating loss carryforwards and foreign tax credits.
AIG Consolidated Balance Sheet Selected Highlights
($ in Millions)
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
June 30, 2015
Cash and investments
$376,975
$358,669
$357,524
$350,516
Total assets
548,633
541,329
515,581
509,987
Net loss reserves
68,782
64,316
61,612
59,093
Life insurance companies reserves
1
159,508
160,887
165,647
165,210
Financial and hybrid debt
25,466
21,199
19,106
20,428
2
AIG shareholders’ equity
98,002
100,470
106,898
104,258
Less: Accumulated other comprehensive income (AOCI)
(12,574)
(6,360)
(10,617)
(7,620)
Less: Deferred tax assets (DTA)
3
(18,549)
(17,797)
(16,158)
(15,290)
AIG
shareholders’
equity
–
ex.
AOCI
&
DTA
$66,879
$76,313
$80,123
$81,348

$98.7
$101.1
$107.3
$104.6
$16.1
$15.7
$16.6
$18.8
$9.4
$5.5
$2.5
$1.6
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
June 30, 2015
Total Equity
Financial Debt
Hybrids
Credit Ratings
Capital Structure
($ in Billions)
Strong Capital Position
As of the date of this presentation, all ratings have stable outlooks, except for Fitch which has positive outlooks.
For Non-Life Insurance Companies FSR and Life Insurance
Companies FSR, ratings only reflect those of the core insurance companies.
$124.1
$122.3
Ratios:
Dec. 31
2012
Dec. 31
2013
Dec. 31
2014
June 30
2015
Hybrids / Total capital
7.6%
4.5%
1.9%
1.3%
Financial debt / Total
capital
12.9%
12.8%
13.2%
15.0%
Total debt
/ Total
capital
20.5%
17.3%
15.1%
16.3%
Risk
Based
Capital
Ratios
2
Year
End
Domestic Life
Insurance
Companies
Domestic Non-Life
Insurance
Companies
2013
568% (CAL)
416% (ACL)
2014
534% (CAL)
432% (ACL)
S&P
Moody’s
Fitch
AM Best
AIG –
Senior
Debt
A-
Baa1
BBB+
NR
AIG Non-Life –
FSR
A+
A1
A
A
AIG Life –
FSR
A+
A2
A+
A
$126.4
1
$125.1
11
1)
Includes AIG notes, bonds, loans and mortgages payable, and AIG Life Holdings, Inc. (AIGLH) notes and bonds payable and junior subordinated debt.
2)
The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. ACL is defined as Authorized Control Level and CAL is defined as Company Action
Level. RBC ratio for Domestic Life Insurance Companies excludes their holding company, AGC Life Insurance Company.

AIG
Parent
Liquidity
2
($ in Billions)
Insurance
Company
Distributions
1
($ in Millions)
1)
Includes distributions of both cash and fixed maturity securities and excludes other non-cash dividends.
2)
AIG Parent liquidity at 12/31/14 was revised to include liquidity associated with the Direct Investment book (DIB) and Global Capital Markets (GCM). As a result of the progress of the wind down and de-risking activities of the DIB and the derivative portfolio of AIG Financial Products Corp. and related subsidiaries included within GCM, AIG has discontinued separate reporting of the DIB and GCM. Their results are reported within Income from other assets, net, beginning with the first quarter of 2015. This reporting aligns with the manner in which AIG manages its financial resources. Prior periods are presented in the historical format for informational purposes. AIG borrowings supported by assets continue to be managed as such with assets allocated to support the timely repayment of those liabilities. Assets previously held in the DIB and GCM that are otherwise not required to meet the obligations and capital requirements of the DIB and GCM have been made available to AIG Parent.
Financial Flexibility –
Multiple Sources of Liquidity
$4,349
$9.8
$8,671
$10,417
$5,673
$13.6
Liquidity Position Bolstered by Cash Proceeds From Non-Core Asset
Monetizations and Insurance Company Distributions
$1,496
$4,238
$2,618
$1,301
$2,853
$4,433
$6,761
$3,361
$1,038
$1,011
FY 2012
FY 2013
FY 2014
1H15
$5.1
$7.7
$4.7
$5.9
Dec. 31, 2014
June 30, 2015
Life Insurance Companies
Tax Sharing Payments, Net
Unencumbered Fixed  Maturity Securities
Cash & Short-term Investments
Non-Life Insurance Companies

2015 AIG Inc. Debt
% of Debt
5,000
4,000
3,000
2,000
1,000
-
100%
80%
60%
40%
20%
0%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2055 2097
1
1
1

2012 AIG Inc. Debt
% of Debt
5,000
4,000
3,000
2,000
1,000
0
100%
80%
60%
40%
20%
0%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2055 2097
1
1
1
2

AIG

Enhanced Debt Maturity Profile
As of 12/31/2012 –
Total Notional Amount: $25.5 Billion / Weighted Average Coupon: 6.35%
Liability Management Actions Have Improved Maturity Profile and Reduced
Weighted Average Coupon to Below 5.0%
As of 7/31/2015 –
Total Notional Amount: $19.9 Billion / Weighted Average Coupon: 4.89%
($ in Millions)
($ in Millions)
1)
Remaining callable hybrid notes are reflected at their call dates.
2)
The 6.45% and 7.7% callable hybrid notes maturing in 2047 were called in 2013.

Continued Monetization of Deferred Tax Assets
Deferred Tax Assets
As of 12/31/13
As of 12/31/14
($ in Billions)
Type
Gross
Attributes
Deferred
Tax Asset
Gross
Attributes
Deferred
Tax Asset
Utilization/Expiration
Net Operating Loss
Carryforwards
Non-Life
& Life
$35.8
$12.5
$29.4
$10.3
Utilize against Non-Life Insurance
Companies, Corporate & Other and 35%
of Life Insurance Companies’ income
2028–2031 Expiration
Capital Loss
Carryforwards
Valuation Allowance
Life
$1.4
$0.5
($0.5)
–
–
–
Capital loss carryforward fully utilized
in 2014
Foreign
Tax Credits
General
$5.3
$5.9
Utilize against 65% of Life Insurance
Companies income
2016–2023 Expiration
Subtotal –
U.S. Tax
Attributes
17.8
16.2
Other Deferred Tax
Assets/(Liabilities)
3.4
2.5
Net
Deferred Tax
Assets
$21.2
$18.7

Non-Life Insurance Companies –
Invested Assets
Total Portfolio Composition
Bond
Portfolio
–
$92.4
Billion
–
by Agency Credit Rating
Total Cash & Invested Assets as of June 30, 2015 –
$118.9 Billion
1
Corporate
debt
Non-U.S.
Governments
U.S.
Governments
States,
municipalities,
and political
subdivisions
Cash and
short-term
investments
Loans
Other
invested
assets
Equities
CDO/ABS
RMBS
CMBS
AAA
AA
A
BBB
Not
Rated
BB
B
<B
1)
Includes intercompany invested assets that are eliminated in consolidation.
29%
10%
1%
4%
6%
4%
6%
3%
10%
19%
3%
8%
2%
16%
25%
28%
18%
<1%
8%

Life Insurance Companies –
Invested Assets
Total Portfolio Composition
Bond
Portfolio
–
$160.7
Billion
Total
Cash
&
Invested
Assets
as
of
June
30,
2015
–
$199.0
Billion
1
Corporate
debt
RMBS
CMBS
CDO/
ABS
Other
invested
assets
Loans
Cash and
short-term
investments
Non-U.S.
Governments
U.S. Governments
States,
municipalities,
and political
subdivisions
AAA
AA
A
BBB
BB
B
<B
Not
Rated
NAIC 3
NAIC 4
NAIC 5 & 6 –
1%
Not Rated
By Agency Credit Rating
By NAIC Ratings
NAIC 1
NAIC 2
1)
Includes intercompany invested assets that are eliminated in consolidation.
16
4%
3%
2%
11%
6%
6%
5%
11%
52%
4%
3%
8%
12%
10%
23%
40%
53%
38%
3%
2%
3%
<1%
<1%

17 Commercial Insurance 17

Commercial Insurance –
Strategy
Customer
Strategic
Growth
Underwriting
Excellence
Claims
Excellence
Operational
Effectiveness
Capital
Efficiency
Investment
Strategy
Aspire to be our
customers’ most
valued insurer by
offering innovative
products,
excellent
service
and
access to
an
extensive
global
network
Grow our
higher-value
businesses while
investing in
transformative
opportunities
Improve our
business portfolio
through better
pricing and risk
selection by using
enhanced data,
analytics and the
application of
science to deliver
superior risk-
adjusted returns
Improve claims
processes,
analytics and tools
to deliver superior
customer service
and decrease our
loss ratio
Continue
initiatives to
modernize our
technology and
infrastructure;
implement best
practices to
improve speed
and quality of
service
Increase capital
fungibility and
diversification,
streamline our
legal entity
structure,
optimize
reinsurance and
improve tax
efficiency
Increase asset
diversification and
take advantage
of yield-
enhancement
opportunities to
meet our capital,
liquidity, risk and
return objectives
Strategic Levers to Drive Shareholder Value Creation

Commercial Insurance –
Diversified Products and Services
General Liability
Commercial Automobile Liability
Workers’ Compensation
Excess Casualty
Crisis Management
Risk Management
Other Customized Structured Programs for
Large Corporate and Multinational Customers
Global Property covers exposures to man-
made and natural disasters, includes
business interruption
Industrial, Energy and Commercial Property
Multinational Property
Directors & Officers Liability, Errors
& Omissions
Cyber Security
Fidelity
Employment Practices
Fiduciary Liability
Kidnap and Ransom
Aerospace
Environmental
Political Risk
Trade Credit
Marine
Surety
Package
Protects mortgage investors against the
risk of borrower default related to high
loan to value mortgages
First-Lien Mortgage Guaranty Insurance
Stable Wrap Products
Structured Settlement and Terminal
Funding Annuities
High Net Worth Products
Corporate-
and Bank-owned
Life Insurance
GICs
Specialty
Casualty
Property
Financial Lines
Property Casualty
Mortgage Guaranty
Institutional Markets

1)
As measured by full year 2014 net premiums written. Refer to AIG 2014 10-K for further information.
2)
According to the 2015 RIMS Benchmark Survey, based on both policy counts and premiums.
3)
According to the 2014 Flaspöhler  Survey.
4)
According to Inside Mortgage Finance as measured by new insurance written as of December 31, 2014.
5)
According to AM Best in the 2014 Best’s Review Surplus Lines Report.
6)
According to the 2015 Advisen Claims Satisfaction Survey.
Commercial Insurance –
A Market Leader
#1
commercial insurer in the U.S. with an established and
growing
position
in
Latin
America
;
#1
carrier in the Directors and Officers, Employment
Practices Liability Insurance, Fiduciary Liability and
Umbrella/Excess
Liability
markets²;
#1
insurer of Terrorism, Medical Malpractice, Excess and
Surplus,
Environmental,
Errors
and
Omissions³ and
Mortgage
Guaranty
insurance
4
;
#2
provider of Umbrella/Excess Liability and Cyber
insurance²;
#2
carrier
in
the
Property
market
4
;
Ranked 2
nd
largest
group in the U.S. surplus lines market
in
2014
5
;
Lexington
Insurance
Company
was
the
largest
surplus
lines
insurance
carrier
in
the
U.S.
5
Significant Market Positions
Ranked among the top 10 most preferred commercial
insurance
carriers.²
Recognized leader in the Construction/Builders, Cyber,
Directors and Officers, Employment Practices,
Environmental, Errors and Omissions, Excess and
Surplus,
General
Liability,
Marine
–
Ocean,
Medical
Malpractice, Terrorism, Umbrella/Excess Liability, and
Workers’
Compensation
markets.²
Recognized as being in the top 25% of insurers for
handling
of
producers’
global
insurance
needs.²
#1
in casualty claims service among insurers and TPAs by
U.S.
clients
with
more
than
$1
billion
in
revenue.
6
Superior Sales &
Underwriting Capabilities
1

Commercial Insurance –
Property Casualty Financial Highlights
Full Year
First Half
($ in Millions)
2012
2013
2014
2015
Net premiums written
$20,348
$20,880
$21,020
$10,630
Net premiums earned
20,848
20,677
20,885
10,033
Underwriting income (loss)
(2,270)
(336)
(50)
206
Net investment income
3,951
4,431
4,298
2,156
Pre-tax operating income
$1,681
$4,095
$4,248
$2,362
Net Premiums Written
1H15 –
$10.6 Billion
Combined Ratios
80.5
71.9
71.6
69.5
68.9
65.4
65.6
65.5
16.6
16.1
15.7
15.6
16.6
16.1
15.7
15.6
13.8
13.6
12.9
12.8
13.8
13.6
12.9
12.8
0
20
40
60
80
100
120
2012
2013
2014
1H15
2012
2013
2014
1H15
Loss Ratio
Acquisition Ratio
GOE Ratio
110.9
101.6
100.2
99.3
95.1
94.2
Accident Year,
as Adjusted
Calendar Year
Property
Specialty
Financial
Lines
Casualty
Americas
EMEA
Asia
Pacific
Continued Improvement in Accident Year Combined Ratios, As Adjusted
97.9
93.9
Severe losses
1.4
2.8
2.8
3.2
1.4
2.8
2.8
3.2
25%
17%
23%
35%
64%
27%
9%

Meaningful Remediation of Casualty Lines and Growth Outside of the U.S.
Commercial Insurance –
Property Casualty Product Mix & Geography Shift
Property Casualty
Full
Year
2010
NPW
–
$20.2
Billion
Property Casualty
1H15
NPW
–
$10.6
Billion
16%
17%
18%
49%
Casualty
Property
Specialty
Financial
lines
EMEA
Americas
Asia
Pacific
EMEA
Americas
Asia
Pacific
25%
17%
23%
35%
71%
7%
22%
64%
9%
27%
Casualty
Property
Specialty
Financial
lines

Business Mix Shifts Away from Long-Tail Casualty Lines and Accelerated Commutation of
Legacy Portfolios (Especially 2004 and Prior) Are Expected to Also Reduce Reserve Variability
Reserves –
Non-Life Insurance Companies
Total Net Reserves $62.4 Billion at June 30, 2015
Business mix shift to shorter-tail lines expected to reduce net reserves
Over 60% of reserves are from business that has been substantially re-underwritten (i.e., post 2011)
Reduction in outstanding loss reserves for long-tail reserve segments expected to reduce reserve variability
2004
and Prior
2005–2007
2008–2010
2011–2015
Note: Allocation by accident year for illustration purposes only and subject to change. Net reserves presented above are shown before the effect of a $3.3 billion loss reserve discount. Net loss reserves for the Non-Life Insurance Companies includes Property Casualty, Personal
Insurance, Mortgage Guaranty and run-off Non-Life Insurance Companies’ businesses.
Casualty
Financial
Lines
Specialty
Property
UGC
Personal Lines
4%
Accident and Health
3%
Other Run-Off
Lines -
7%
By Accident Year
By Line of Business
55%
15%
9%
6%
15%
8%
16%
61%
1%

Strong growth in operating earnings reflects lower delinquency rates, higher cure rates, and new business growth.
Volume and quality of new business remain strong despite competitive pressures.
–
Average FICO of new insurance written in 2Q15 was 752.
–
Average loan-to-value of new insurance written in 2Q15 was 91%.
Mortgage Guaranty’s primary insurance subsidiary, United Guaranty Residential Insurance Company, maintains an
S&P rating of A and Moody's rating of Baa1 with stable outlooks.
2
Mortgage Guaranty will be compliant with the PMIER’s standards on the December 31, 2015 effective date.
On July 29, 2015, obtained $298.9 million of indemnity reinsurance from Bellemeade Re Ltd., a Bermuda-domiciled special purpose insurer, for a portfolio of mortgage insurance policies issued from 2009 through 1Q13.
1)
Domestic First-lien only.
2)
As of the date of this presentation.
Commercial Insurance –
Mortgage Guaranty Financial Highlights
Full Year
First Half
($ in Millions)
2012
2013
2014
2015
Net premiums written
$858
$1,048
$1,024
$535
Underwriting income (loss)
(137)
73
454
233
Net investment income
146
132
138
69
Pre-tax operating income
$9
$205
$592
$302
Delinquency ratio
1
8.8%
5.9%
4.4%
3.6%

Mortgage Guaranty’s Risk Quality Index (RQI) is a proprietary model that uses over a dozen variables to estimate the potential for a mortgage to default.
RQI is the key driver in Mortgage Guaranty’s risk-based pricing plan, Performance Premium.
Primary delinquency rate has returned to a pre-crisis level due to a combination of strong growth of new business and proactive management of the delinquent book.
* Internal data.
Commercial Insurance –
Mortgage Guaranty Credit Quality of Loans
Mortgage Guaranty Risk Quality Index*
Primary Risk-in-force (RIF) –
$45.0 Billion
Low Quality
Loan with Average Risk
High Quality
2014
2013
2012
2011
2010
2009
2008
2007
2015
2006
and
Prior
(As of June 30, 2015)
2005
2006
2007
2008
2009
2010
2011
2012
2013
20141H15
9%
7%
4%
1%
2%
5%
15%
22%
22%
13%

$36,129
$35,832
$32,320
$32,588
$68,449
$68,420
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
Dec. 31, 2014
June 30, 2015
Total Reserves
SVW –
AUM
($ in Millions)
Commercial Insurance –
Institutional Markets Financial Highlights
Reserves & Stable Value Wraps
Assets Under Management
Full Year
First
Half
2012
2013
2014
2015
Premiums and deposits
$774
$991
$3,797
$826
Premiums
458
610
432
739
Policy fees
102
113
187
99
Net investment income
2,066
2,090
1,957
958
Total operating revenues
2,626
2,813
2,576
1,796
Benefits and expenses
2,101
2,133
1,906
1,498
Pre-tax operating income
$525
$680
$670
$298

27 Consumer Insurance

Consumer Insurance –
Strategy
Customer
Information-
Driven Strategy
Focused
Growth
Operational
Effectiveness
Profitability and
Capital
Management
Investment
Strategy
Aspire to be our
customers’ most
valued insurer.
Through our unique
franchise, which
brings together a
broad portfolio of
retirement, life
insurance and
personal insurance
products offered
through multiple
distribution networks,
Consumer Insurance
aims to provide
customers with the
products they need,
delivered through the
channels they prefer.
Utilize customer
insight, analytics
and the application
of science to
optimize customer
acquisition, product
profitability, product
mix, channel
performance and
risk management
capabilities.
Invest in areas
where Consumer
Insurance can grow
profitably and
sustainably. Target
growth in select
markets according to
market size, growth
potential, market
maturity and
customer
demographics.
Simplify processes,
enhance operating
environments, and
leverage the best
platforms and tools
for multiple
operating segments
to increase
competitiveness,
improve service and
product capabilities
and facilitate
delivery of our
target customer
experience.
Deliver solid earnings
through disciplined
pricing and expense
management,
sustainable
underwriting
improvements and
diversification of risk,
and increase capital
efficiency within
insurance entities to
enhance return on
equity.
Maintain a diversified,
high quality portfolio
of fixed maturity
securities that largely
matches the duration
characteristics of the
related insurance
liabilities, and pursue
yield-enhancement
opportunities that
meet liquidity, risk
and return objectives.
Distinguish Ourselves in the Markets and Products We Choose.
Be the Provider of Choice Among Our Target Segments and Channels.

MEDIA
INTERNET
TELEVISION
RADIO
MAGAZINES
NEWSPAPERS
AUTO
HOME
HEALTH
INSURANCE
CASUALTY
ACCIDENT
LIFE

AIG

Focused Growth
Consumer Insurance –
Market Maturity Model
Early Stage Market
Advanced Stage Market
Product
Channel
Customer Segment
Travel
Warranty
Auto &
Home
Life
Health
Retirement
Financial
Services
Career
Agency, IFAs
Broad Market/
Wholesaling
Sponsors –
including
Brokers, Banks &
Reinsurance
Micro
Insurance
Self-Employed
Employed
Emerging
Banked
Middle
Class
Affluent
High Net
Worth
General
Population
Personal
Accident
Public
Agencies

1)
Based on LIMRA rankings for respective periods.
2)
As of 2Q15.
3)
Source –
Non-Life Insurance Statistics, AIG internal analysis (includes Medical products sold by Non-Life Insurance Companies)
as of 4Q14.
4)
Source –
General Insurance Rating Organization of Japan as of 4Q14.
Consumer Insurance –
Leading Market Positions
U.S. Life and
Retirement Businesses
1
Personal Insurance
U.S.
Private Client Group
–
40%
of
the
Forbes
400
Richest
Americans²
–
47% of the Americans Listed on the
ARTnews
Top
200
Collectors²
Japan
2
in Personal Accident with 20% market
share³
4
in Personal Property with 13% market
share
4
Rank
Metric
1Q15
1Q14
2
2
Total Annuity Sales
2
1
Fixed-Rate Deferred
Annuity Sales
3
4
Variable Annuity Sales
7
8
Total Life
Issued
8
7
Term Life Sales
12
11
Universal Life Sales
2
2
Total K-12 Assets
3
3
Total 403(b) Assets
nd
th

Consumer Insurance Operations Continue to Be Recognized for Excellence Globally
Consumer Insurance –
Leading Businesses
Market
Tools
–
U.S.
2015 Achievement in Customer
Excellence for Life Insurance (ACE
Award
for
8
Consecutive
Year)
DALBAR –
U.S.
2014 Annuity Service Excellence Award
(8
Consecutive Year)
2014 #1 Ranking for Annuity Client
Quarterly Statements
(14
Consecutive Year)
2014 Communication Seal for
VALIC.com (3
Consecutive Year)
2014 Mobile InSIGHT –
Innovations in
the World of Apps Trailblazer Rating
(VALIC Mobile for iPad)
PlanSponsor
Magazine
–
U.S.
Earned 14 Best-in-Class Awards for
Participant and Plan Sponsor Services
for VALIC in 2014
International
MarCom
Awards
–
U.S.
2014 Platinum and Gold Awards for
Retirement (34 in total)
Travvy
Awards
–
U.S.
AIG Travel Named Top Travel Insurance
Provider
in 2015
Insurance and Financial
Communications
Association
–
U.S.
2015 Best in Show and Awards of
Excellence for Retirement (8 in total)
Money
Week
Awards
–
China
AIG Travel –
China Named Best Travel
Insurance Product in 2015
Underwriting
Services
Awards
–
U.K.
AIG UK Group Travel and Personal
Accident Team of the Year in 2014
Australian Business Awards 2014
ABA100 Winner for Best Technology
Product in 2014
JD
Power
Asia
Pacific
–
Japan
AIG Japan (AIU, FFM and American
Home)
ranked #1 in
2014 Auto Insurance
Claims Satisfaction survey (for 6
Year)
Reader’s
Digest
–
Singapore
AIG Singapore Most Trusted Brand Award
for Auto Insurance 2015
Indonesian Insurance Awards
AIG Indonesia Named Best Private
General Insurance 2014
Gaivota de Ouro Insurance
Industry Awards, Seguro
Total
Magazine
–
Brazil
AIG Brazil Earned Group Life Award
in 2014
AVA
Digital
Awards
–
U.S.
Earned 4 Platinum Awards in 2015
Saigon Liberation
Newspaper Awards
AIG Travel Named Favorite
Vietnamese Brand Award
(10
Consecutive Year)
Motordata Research Consortium –
Malaysia
AIG Malaysia Named Insurer of the
Year 2014
MENA
Insurance
Awards
–
EMEA
EMEA Consumer Named Most
Innovative Insurer Product in 2015
Business Insurance
2015
Innovation
Award
–
AIG
World Travel Fair
AIG Travel Named Best Quality
Service Travel Insurance Company
for Travel Accident 2015
th
th
th
rd
th
th

1)Premiums and deposits include net premiums written for the Personal Insurance operating segment and premiums and deposits for the
Retirement and Life operating segments. Retirement premiums and deposits exclude activity related to closed blocks of fixed and variable annuities.
Consumer Insurance –
Overview
Premiums and Deposits¹
1H15 –
$19.9 Billion
Pre-Tax Operating Income
1H15 –
$2.0 Billion
Life
Retirement
Life
Personal
Insurance
Retirement
Personal
Insurance
58%
12%
30%
16%
2%
82%

1) Excludes activity related to closed blocks of fixed and variable annuities.
Consumer Insurance –
Retirement Financial Highlights
Full Year
First Half
($ in Millions)
2012
2013
2014
2015
Premiums
and deposits¹
$16,048
$23,729
$24,023
$11,579
Premiums
120
188
287
90
Policy fees
743
861
1,010
541
Net investment income
6,502
6,628
6,489
3,188
Other income
1,344
1,754
1,998
1,034
Total operating revenues
8,709
9,431
9,784
4,853
Benefits and expenses
5,908
5,941
6,289
3,249
Pre-tax operating income
$2,801
$3,490
$3,495
$1,604
Premiums and Deposits
1H15 –
$11.6 Billion
Assets Under Management
June
30,
2015
–
$224.9
Billion
Retail
Mutual
Funds
Fixed
Annuities
Group
Retirement
Retirement
Income
Solutions
Retail Mutual
Funds
Fixed
Annuities
Group
Retirement
Retirement
Income
Solutions
15%
11%
27%
47%
6%
29%
42%
23%

5.11%
5.06%
5.03%
4.99%
4.98%
5.00%
4.92%
4.96%
4.92%
5.08%
4.75%
4.95%
5.15%
5.35%
2Q14
3Q14
4Q14
1Q15
2Q15
2.83%
2.81%
2.80%
2.78%
2.77%
3.03%
2.99%
2.98%
2.97%
2.94%
2.00%
2.50%
3.00%
3.50%
2Q14
3Q14
4Q14
1Q15
2Q15
2.28%
2.25%
2.23%
2.21%
2.21%
1.97%
1.93%
1.98%
1.95%
2.14%
1.00%
1.50%
2.00%
2.50%
3.00%
2Q14
3Q14
4Q14
1Q15
2Q15
Fixed Annuities
Group Retirement
Base Net Investment Spreads¹
1)
Annualized return on base portfolio.
2)
Excludes the amortization of sales inducement assets.
Consumer Insurance –
Retirement –
Base Yields and Spreads
Base Yields¹
Cost of Funds²
34
Trend in base yields reflects the reinvestment of cash flows at yields lower than the overall portfolio rate. The increase in Group
Retirement
base yield and net investment spread in 2Q15 was due to additional accretion income, which added 14 bps.
Management remains focused on actions to reduce the cost of funds in order to support base spreads. In the second quarter, cost of funds continued to benefit from active management of crediting rates, disciplined new business pricing and the run-off of older business with crediting rates generally higher than the overall cost of funds.

Individual variable annuities represented 18% of total reserves at June 30, 2015 for AIG’s U.S. Life Insurance Companies.
AIG significantly improved its industry ranking since 2009; remaining growth opportunity in variable annuities due to market share of only 7.5%.
Disciplined pricing and de-risked benefits: VIX indexing of rider fees, volatility control funds, mandatory asset allocation to fixed accounts.
Sales of index annuities with living benefits diversifies AIG’s guaranteed income offerings.
* Source: LIMRA VA Sales report. VA industry sales data reported herein excludes Employer Plan sales and internal exchange sales.
1) Excludes $3.8 billion of AUM at VALIC with GMWB guarantees.
2) De-Risked Benefits: Features on contracts issued since 2010 (VIX indexing/volatility control fund in 2012).
3) Pre-2010 Partially De-Risked Benefits: Due to actual policyholder election of extension offers to-date.
Consumer Insurance –
Retirement –
Individual Variable Annuities
Industry Retail Variable Annuity Sales*
Account Value by GMWB Guarantee
at 6/30/15¹ –
$33.4 Billion
Unique Opportunity for AIG
1Q15
%
Change
1Q14
Company
($ in millions)
Rank
Sales
Rank
Sales
Jackson National
1
5,238
(18%)
1
6,382
Lincoln Financial Group
2
2,742
(8%)
2
2,997
Transamerica
3
2,279
15%
5
1,975
Prudential Financial
4
2,165
(4%)
3
2,254
AIG
5
2,008
0%
4
2,003
AXA Equitable
6
1,633
(7%)
6
1,752
Nationwide
7
1,335
3%
8
1,296
MetLife
8
1,293
(9%)
7
1,423
Ameriprise
9
1,136
(3%)
9
1,167
Pacific Life
10
907
(12%)
10
1,034
All Others
6,195
(3%)
6,408
Industry
26,931
(6%)
28,689
De-Risked
Benefits²
Early
Benefits
Revised
Benefits³
6%
12%
82%

1)
Other income primarily relates to commission and profit sharing revenues received by Laya Healthcare from the distribution of insurance products.
2)
Decline in pre-tax operating income in 2014 primarily reflected a $104 million addition to reserves for IBNR death claims, an $87 million increase related to runoff Long term care reserves, and lower net investment income.
3)
Includes the acquisition of Ageas Protect (now AIG Life Limited).
Consumer Insurance –
Life Financial Highlights
Full Year
First Half
($ in Millions)
2012
2013
2014
2015
Premiums
and deposits
$4,864
$4,862
$4,806
$2,472
Premiums
2,804
2,737
2,679
1,410
Policy fees
1,370
1,391
1,443
725
Net investment income
2,283
2,269
2,199
1,093
Other
income¹
-
-
-
17
Total operating revenues
6,457
6,397
6,321
3,245
Benefits and expenses
5,721
5,591
5,741
2,925
Pre-tax operating income
$736
$806
$580²
$320
New Business Sales
1H15 –
$232 Million
Gross Life Insurance In-Force³
End of Period, $ in Billions
$906.2
$916.3
$94.5
$100.3
$0
$200
$400
$600
$800
$1,000
$1,200
December 31, 2014
June 30, 2015
Domestic
International
$1,000.7
Whole
Life
Term Life
Health
Other
Universal
Life
U.S.
Japan
$1,016.6
U.K.
10%
39%
11%
19%
21%
50%
37%
13%

Consumer Insurance –
Personal Insurance
Financial Highlights
Net Premiums Written
1H15 –
$5.8 Billion
Combined Ratios
Full Year
First Half
($ in Millions)
2012
2013
2014
2015
Net
premiums written
$13,302
$12,700
$12,412
$5,845
Net premiums earned
13,103
12,377
11,970
5,605
Underwriting income (loss)
(278)
(187)
5
(82)
Net investment
income
477
455
394
126
Pre-tax operating
income (loss)
$199
$268
$399
$44
59.3
56.8
54.2
55.8
56.5
57.4
53.8
54.6
25.3
26.2
27.2
27.6
25.3
26.2
27.2
27.6
17.5
18.5
18.5
18.1
17.5
18.5
18.5
18.1
0
20
40
60
80
100
120
2012
2013
2014
1H15
2012
2013
2014
1H15
Loss Ratio
Acquisition Ratio
GOE Ratio
Accident Year,
as Adjusted
Calendar Year
102.1
101.5
99.9
99.3
102.1
99.5
Accident
and Health
Personal
Lines
Americas
EMEA
Asia
Pacific
101.5
100.3
44%
56%
32%
17%
51%

38 Appendix

Sept 2008
United
States
provides
capital to
AIG;
launches
restructuring
program
Aug 2009
Bob
Benmosche
becomes
AIG CEO
Oct 2010
AIG prices
sale of
shares in
AIA in
$20.5B IPO
Nov 2010
AIG
completes
sale of
ALICO to
MetLife
Feb 2011
AIG
completes
sale of Star
and Edison
Co.’s to
Prudential
Dec 2012
U.S.
Treasury
sells down
all remaining
U.S.
ownership of
AIG
Aug 2013
AIG pays
first dividend
post-rescue
May 2014
AIG
completes
sale of Int’l
Lease
Finance
Corporation
to AerCap
Sept 2014
Peter
Hancock
becomes
AIG CEO
June 2015
Reduction in
derivative
notional
exposure to
$225 billion
from peak of
over $2
trillion
Successfully Focusing AIG While Managing Risk
Each of AIG’s Strategic Businesses is Continually Reviewed
Building long term sustainable value with a five to ten year time horizon
Since the financial crisis, AIG has generated over $90 billion in proceeds from over 50 asset sales and divestitures, de-risked its structure and eliminated government ownership

We use the following operating performance measures because we believe they enhance the understanding of the underlying profitability of continuing operations and trends of our business segments. We believe they also allow for more meaningful comparisons with our insurance competitors. When we use these measures, reconciliations to the most comparable GAAP measure are provided, on a consolidated basis.
Operating
revenue
excludes
Net
realized
capital
gains
(losses),
Aircraft
leasing
revenues,
income
from
legal
settlements
(included
in
Other
income
for
GAAP
purposes) and changes in fair values of fixed maturity securities designated to hedge living benefit liabilities, net of interest expense (included in Net investment income for GAAP purposes).
Book
Value
Per
Share
Excluding
Accumulated
Other
Comprehensive
Income
(AOCI)
and
Book
Value
Per
Share
Excluding
AOCI
and
Deferred
Tax
Assets (DTA)
are used to show the amount of our net worth on a per-share basis. We believe these measures are useful to investors because they eliminate the effect of non-cash items that can fluctuate significantly from period to period, including changes in fair value of our available for sale securities portfolio,
foreign
currency
translation
adjustments
and
U.S.
tax
attribute
deferred
tax
assets.
Deferred
tax
assets
represent
U.S.
tax
attributes
related
to
net
operating loss carryforwards and foreign tax credits. Amounts are estimates based on projections of full year attribute utilization. Book Value Per Share
Excluding AOCI is derived by dividing Total AIG shareholders’ equity, excluding AOCI, by Total common shares outstanding. Book Value Per Share
Excluding AOCI and DTA is derived by dividing Total AIG shareholders’ equity, excluding AOCI and DTA, by Total common shares outstanding.
After-tax
operating
income
attributable
to
AIG
is
derived
by
excluding
the
following
items
from
net
income
attributable
to
AIG:
–
deferred income tax valuation allowance releases and charges;
–
changes in fair value of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense);
–
changes in benefit reserves and deferred policy acquisition costs (DAC), value of business acquired (VOBA), and sales inducement assets (SIA)
related to net realized capital gains and losses;
–
other
income
and
expense
—
net,
related
to
Corporate
and
Other
run-off
insurance lines;
–
loss on extinguishment of debt;
–
net realized capital gains and losses;
–
non-qualifying derivative hedging activities, excluding net realized capital gains and losses;
–
income or loss from discontinued operations;
Return
on
Equity
–
After-tax
Operating
Income
Excluding
AOCI
and
Return
on
Equity
–
After-tax
Operating
Income
Excluding
AOCI
and
DTA
are
used to show the rate of return on shareholders’ equity. We believe these measures are useful to investors because they eliminate the effect of non-cash items that can fluctuate significantly from period to period, including changes in fair value of our available for sale securities portfolio, foreign currency translation
adjustments
and
U.S.
tax
attribute
deferred
tax
assets.
Deferred
tax
assets
represent
U.S.
tax
attributes
related
to
net
operating
loss
carryforwards
and
foreign
tax
credits.
Amounts
are
estimates
based
on
projections
of
full
year
attribute
utilization.
Return
on
Equity
–
After-tax
Operating
Income
Excluding
AOCI is derived by dividing actual or annualized after-tax operating income attributable to AIG by average AIG shareholders’ equity, excluding average AOCI.
Return on Equity –
After-tax Operating Income Excluding AOCI and DTA is derived by dividing actual or annualized after-tax operating income attributable to
AIG, by average AIG shareholders’ equity, excluding average AOCI and DTA.
Glossary of Non-GAAP Financial Measures
AIG
–
income and loss from divested businesses, including:
•
gain on the sale of International Lease Finance Corporation
(ILFC); and
•
certain post-acquisition transaction expenses incurred by AerCap
Holdings N.V. (AerCap) in connection with its acquisition of ILFC and the difference between expensing AerCap’s maintenance
rights assets over the remaining lease term as compared to the remaining economic life of the related aircraft and related tax effects;
–
legacy tax adjustments primarily related to certain changes in uncertain tax positions and other tax adjustments; and
–
legal reserves and settlements related to legacy crisis matters, which include favorable and unfavorable settlements related to events leading up to and resulting from our September 2008 liquidity crisis and legal fees incurred as the plaintiff in connection with such legal matters.

Pre-tax operating income:
includes both underwriting income and loss and net investment income, but excludes net realized capital gains and losses,
other
income
and
expense
—
net
and
legal
settlements
related
to
legacy
crisis
matters
described
above.
Underwriting
income
and
loss
is derived by reducing net premiums earned by losses and loss adjustment expenses incurred, acquisition expenses and general operating expenses.
Ratios: We, along with most property and casualty insurance companies, use the loss ratio, the expense ratio and the combined ratio as measures of underwriting performance. These ratios are relative measurements that describe, for every $100 of net premiums earned, the amount of losses and loss adjustment expenses, and the amount of other underwriting expenses that would be incurred. A combined ratio of less
than
100
indicates
underwriting
income
and
a
combined
ratio
of
over
100
indicates
an
underwriting
loss.
The
underwriting
environment
varies across countries and products, as does the degree of litigation activity, all of which affect such ratios. In addition, investment returns, local taxes, cost of capital, regulation, product type and competition can have an effect on pricing and consequently on profitability as reflected in underwriting income and associated ratios.
Accident year loss and combined ratios, as adjusted: both the accident year loss and combined ratios, as adjusted, exclude catastrophe losses and related reinstatement premiums, prior year development, net of premium adjustments, and the impact of reserve discounting.
Catastrophe losses are generally weather or seismic events having a net impact in excess of $10 million each.
Normalized
Return
on
Equity,
Excluding
AOCI
and
DTA
further
adjusts
Return
on
Equity
–
After-tax
Operating
Income,
excluding
AOCI
and
DTA for the effects of certain volatile or market related items. Normalized Return on Equity, Excluding AOCI and DTA is derived by excluding the
following
tax
adjusted
effects
from
Return
on
Equity
–
After-tax
Operating
Income,
Excluding
AOCI
and
DTA:
–
Catastrophe losses compared to expectations
–
Alternative investment returns compared to expectations
–
DIB/GCM returns compared to expectations
–
Fair value changes on PICC investments
–
DAC unlockings
–
Net reserve discount change
–
Life insurance IBNR death claim charge
–
Prior year loss reserve development
General operating expenses, operating basis, is derived by making the following adjustments to general operating and other expenses:
include (i) loss adjustment expenses, reported as policyholder benefits and losses incurred and (ii) certain investment and other expenses reported as net investment income, and exclude (i) advisory fee expenses, (ii) non-deferrable insurance commissions, (iii) direct marketing and acquisition
expenses,
net
of
deferrals,
(iv)
legal
reserves
related
to
legacy
crisis
matters
and
(v)
other
expense
related
to
a
retroactive
reinsurance agreement. We use general operating expenses, operating basis, because we believe it provides a more meaningful indication of our ordinary course of business operating costs.
Glossary of Non-GAAP Financial Measures (continued)
AIG
Commercial Insurance: Property Casualty and Mortgage Guaranty; Consumer Insurance: Personal Insurance

Glossary of Non-GAAP Financial Measures (continued)
Pre-tax
operating
income
and
loss
is
derived
by
excluding
the
following
items
from
pre-tax
income
and
loss:
–
loss on extinguishment of debt
–
net realized capital gains and losses
–
changes in benefit reserves and DAC, VOBA and SIA related
to net realized capital gains and losses
–
income and loss from divested businesses, including Aircraft Leasing
Corporate and Other
–
net gain or loss on sale of divested businesses, including:
•
gain on the sale of ILFC and
•
certain post-acquisition transaction expenses incurred by AerCap in connection with its acquisition of ILFC and the difference between expensing AerCap’s maintenance rights assets over the remaining lease term as compared to the remaining economic life of the related aircraft and our share of AerCap’s income taxes
–
Certain legal reserves (settlements) related to legacy crisis matters described above
Results from discontinued operations are excluded from all of these measures.
Commercial Insurance: Institutional Markets; Consumer Insurance: Retirement and Life
Pre-tax operating income
is derived by excluding the following items from pre-tax income:
–
changes in fair values of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense);
–
net realized capital gains and losses;
–
changes in benefit reserves and DAC, VOBA and SIA related to net realized capital gains and losses;
–
legal settlements related to legacy crisis matters described above.
Premiums and deposits:
includes direct and assumed amounts received and earned on traditional life insurance policies, group benefit policies
and
life-contingent
payout
annuities,
as
well
as
deposits
received
on
universal
life,
investment-type
annuity
contracts
and
mutual
funds.

Non-GAAP Reconciliation –
Operating Revenues and General Operating Expenses
Full Year
First Half
Total Operating Revenues
(In Millions)
2012
2013
2014
2015
Total operating revenues
$65,379
$61,524
$61,001
$30,225
Reconciling
Items:
Changes in fair values of fixed maturity securities designated to living benefit liabilities, net of interest expense
37
(161)
260
(43)
Net realized capital gains
1,086
1,939
739
1,467
Income (loss) from divested businesses
4,502
4,420
1,602
(48)
Legal settlements related to legacy crisis matters
210
1,152
804
91
Other
-
-
-
(18)
Total revenues
$71,214
$68,874
$64,406
$31,674
General operating expenses, Operating basis
($ in Millions)
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
1H14
1H15
Y-o-Y
Change
Total general operating expenses, Operating basis
$2,879
$3,052
$2,993
$3,016
$2,784
$2,942
$5,931
$5,726
($205)
Loss adjustment expenses, reported as policyholder
benefits and losses incurred
(407)
(418)
(408)
(434)
(423)
(428)
(825)
(851)
(26)
Advisory fee expenses
311
337
338
329
332
341
648
673
25
Non-deferrable insurance commissions
127
119
130
146
128
126
246
254
8
Direct marketing and acquisition expenses, net of deferrals
116
146
105
203
140
101
262
241
(21)
Investment expenses reported as net investment income
(25)
(28)
(24)
(11)
(20)
(19)
(53)
(39)
14
Total general operating and other expenses included in
pre-tax operating income
3,001
3,208
3,134
3,249
2,941
3,063
6,209
6,004
(205)
Legal reserves related to legacy crisis matters
23
506
17
-
8
27
529
35
(494)
Total general operating and other expenses, GAAP basis
$3,024
$3,714
$3,151
$3,249
$2,949
$3,090
$6,738
$6,039
($699)

Premiums and Deposits				
Deposits				
Other				
Premiums				

Premiums and Deposits				
Deposits				
Other				
Premiums				

Premiums and Deposits				
Deposits				
Other				
Premiums				

Total Retirement Premiums and Deposits	
Total Life Premiums and Deposits	
Net Premiums Written for Personal Insurance	
Total Premiums and Deposits

Non-GAAP Reconciliation –
Premiums and Deposits
Full Year
First Half
2012
2013
2014
2015
$16,048
$23,729
$24,023
$11,579
(16,203)
(23,690)
(23,903)
(11,537)
275
149
167
48
$120
$188
$287
$90
2012
2013
2014
2015
$4,864
$4,862
$4,806
$2,472
(1,531)
(1,541)
(1,532)
(758)
(529)
(584)
(595)
(304)
$2,804
$2,737
$2,679
$1,410
2012
2013
2014
2015
$774
$991
$3,797
$826
(289)
(354)
(3,344)
(71)
(27)
(27)
(21)
(16)
$458
$610
$432
$739
First Half
2015
$11,579
2,472
5,845
$19,896
($ in Millions)
Retirement
Life
Institutional Markets
Total Consumer Premiums and Deposits

Non-GAAP Reconciliation –
Pre-tax and After-tax Operating Income
Full Year
First Half
Pre-tax and After-tax
Operating Income
(In Millions, Except Per Share Data)
2012
2013
2014
2015
Pre-tax income from continuing operations
$2,891
$9,368
$10,501
$6,328
Adjustments to arrive at Pre-tax operating
income:
Changes in fair
values of fixed maturity securities designated to hedge living benefit liabilities, net of interest expense
(37)
161
(260)
43
Changes in benefit reserves and DAC, VOBA and SIA related
to net realized capital
gains (losses)
1,213
1,608
217
82
Other
(income)
expense
–
net
–
72
–
–
Loss on
extinguishment of debt
32
651
2,282
410
Net realized capital (gains) losses
(1,086)
(1,939)
(739)
(1,467)
(Income) loss from divested
businesses, including gain on sale of ILFC
6,411
177
(2,169)
55
Legal settlements related
to legacy crisis matters
(210)
(1,152)
(804)
(91)
Legal reserves related
to legacy crisis matters
754
444
546
35
Non-qualifying derivative
hedging gains, excluding net realized capital gains
(30)
–
–
–
Pre-tax operating income
$9,938
$9,390
$9,574
$5,395
Net income attributable to AIG
$3,438
$9,085
$7,529
$4,268
Adjustments
to arrive at After-tax operating income (amounts net of tax):
Uncertain tax
positions and other tax adjustments
543
791
59
(91)
Deferred income tax
valuation allowance releases
(1,911)
(3,237)
(181)
53
Changes in fair
values of fixed maturity securities designated to hedge living benefit liabilities, net of interest expense
(24)
105
(169)
28
Changes in benefit reserves and DAC, VOBA and SIA related
to net realized capital
gains (losses)
789
1,148
141
53
Other
(income)
expense
–
net
–
47
–
–
Loss on
extinguishment of debt
21
423
1,483
266
Net realized capital (gains) losses
(687)
(1,285)
(470)
(953)
(Income)
loss
from
discontinued
businesses
(1)
(84)
50
(17)
(Income) loss from divested
businesses, including gain on sale of ILFC
4,039
117
(1,462)
13
Legal reserves (settlements)
related
to legacy crisis matters
353
(460)
(350)
(36)
Non-qualifying derivative
hedging gains, excluding net realized capital gains
(18)
–
–
–
After-tax operating income
$6,542
$6,650
$6,630
$3,584
After-tax operating income per diluted share
$3.88
$4.49
$4.58
$2.60

Non-GAAP Reconciliation –
Book Value Per Share and Return On Equity
Book Value
Per Common Share ($ in Millions, Except Per Share
Data)
Dec. 31, 2011
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
June 30, 2015
Total AIG shareholders’ equity (a)
$101,538
$98,002
$100,470
$106,898
$104,258
Less: Accumulated
other comprehensive income (AOCI)
(6,481)
(12,574)
(6,360)
(10,617)
(7,620)
Total AIG shareholders’ equity, excluding AOCI (b)
95,057
85,428
94,110
96,281
96,638
Less:
Deferred tax assets (DTA)
(20,007)
(18,549)
(17,797)
(16,158)
(15,290)
Total AIG shareholders’ equity, excluding AOCI and DTA (c)
$75,050
$66,879
$76,313
$80,123
$81,348
Total common shares outstanding (d)
1,896.8
1,476.3
1,464.1
1,375.9
1,307.5
Book value per
share  (a
d)
$53.53
$66.38
$68.62
$77.69
$79.74
Book value per
share, excluding AOCI  (b
d)
$50.11
$57.87
$64.28
$69.98
$73.91
Book value per
share, excluding AOCI and DTA (c
d)
$39.57
$45.30
$52.12
$58.23
$62.22
Return On
Equity (ROE) Computations ($ in Millions)
Twelve
Months Ended
First Half
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
2015
Actual or annualized net income
attributable to AIG
(a)
$3,438
$9,085
$7,529
$8,536
Actual or annualized after-tax operating income
(b)
$6,542
$6,650
$6,630
$7,168
Average AIG shareholders’ equity (c)
101,873
98,850
105,589
106,378
Less:
Average AOCI
(9,718)
(8,865)
(9,781)
(9,631)
Average AIG shareholders’ equity, excluding average AOCI (d)
92,155
89,985
95,808
96,747
Less:
Average DTA
(19,250)
(18,150)
(16,611)
(15,671)
Average AIG shareholders’ equity, excluding average AOCI and DTA (e)
$72,905
$71,835
$79,197
$81,076
ROE
(a
c)
3.4%
9.2%
7.1%
8.0%
ROE –
after-tax operating income, excluding AOCI  (b
d)
7.1%
7.4%
6.9%
7.4%
ROE –
after-tax operating income, excluding AOCI and DTA  (b
e)
9.0%
9.3%
8.4%
8.8%

Full Year
First Half
Property Casualty
Accident Year Combined Ratio, As Adjusted
2012
2013
2014
2015
Loss ratio
80.5
71.9
71.6
69.5
Catastrophe losses and reinstatement premiums
(10.9)
(3.4)
(2.9)
(2.8)
Prior year
development net of premium adjustments
(1.2)
(1.5)
(2.8)
(2.9)
Net reserve
discount benefit (change)
0.5
(1.6)
(0.3)
1.7
Accident year loss ratio, as adjusted
68.9
65.4
65.6
65.5
Acquisition ratio
16.6
16.1
15.7
15.6
General operating expense ratio
13.8
13.6
12.9
12.8
Expense ratio
30.4
29.7
28.6
28.4
Combined ratio
110.9
101.6
100.2
97.9
Catastrophe losses and reinstatement premiums
(10.9)
(3.4)
(2.9)
(2.8)
Prior year development net of premium adjustments
(1.2)
(1.5)
(2.8)
(2.9)
Net reserve discount benefit (charge)
0.5
(1.6)
(0.3)
1.7
Accident year combined ratio, as adjusted
99.3
95.1
94.2
93.9
Non-GAAP Reconciliation –
Accident Year Combined Ratio, as Adjusted
Personal Insurance
Accident Year Combined Ratio, As Adjusted
2012
2013
2014
2015
Loss ratio
59.3
56.8
54.2
55.8
Catastrophe losses and reinstatement premiums
(3.0)
(0.7)
(1.1)
(1.4)
Prior year
development net of premium adjustments
0.2
1.3
0.7
0.2
Accident year loss ratio, as adjusted
56.5
57.4
53.8
54.6
Acquisition ratio
25.3
26.2
27.2
27.6
General operating expense ratio
17.5
18.5
18.5
18.1
Expense ratio
42.8
44.7
45.7
45.7
Combined ratio
102.1
101.5
99.9
101.5
Catastrophe losses and reinstatement premiums
(3.0)
(0.7)
(1.1)
(1.4)
Prior year development net of premium adjustments
0.2
1.3
0.7
0.2
Accident year combined ratio, as adjusted
99.3
102.1
99.5
100.3

American International Group, Inc. (AIG) is a leading global insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United
States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.
Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance | LinkedIn: http://www.linkedin.com/company/aig
AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at
www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.